                                                                    EXHIBIT 99.3

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.



                          COMMON STOCK PURCHASE WARRANT


                               TO PURCHASE 917,297
                            SHARES OF COMMON STOCK OF

                                OPEN MARKET, INC.


         THIS CERTIFIES that, for value received, HALIFAX FUND, L.P. and its successors and assigns (the "HOLDER") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time and from time to time on and after the date hereof (the "COMMENCEMENT DATE"), and on and prior to 5:00 p.m. Eastern Time on the fifth anniversary of the date of issuance hereof (the "EXPIRATION DATE"), but not thereafter, to subscribe for and purchase from OPEN MARKET, INC., a Delaware corporation (the "COMPANY"), 917,297 shares (the "WARRANT SHARES") of common stock, $0.001 par value per share ("COMMON STOCK"), of the Company. The purchase price of one share of Common Stock under this Warrant shall be the Exercise Price, as defined below and as may be adjusted from time to time pursuant to the terms hereof. The Exercise Price and the number of shares for which this Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Purchase Agreement dated on or about the date hereof (the "PURCHASE AGREEMENT") entered into between the Company, the Holder and the other Purchasers named therein (if any).

                  1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. As used in this Warrant, the following terms shall have the following respective meanings:

         "CHANGE IN CONTROL TRANSACTION" will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting stock, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act), (ii) any tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock, (iii) any person (as defined in Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day limit on the exercise period) in excess of 50% of the Company's voting power, (iv) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, or (v) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis.

         "CONVERTIBLE SECURITIES" means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXERCISE DATE" shall have the meaning set forth in Section 4(c).

         "EXERCISE PRICE" means $1.9078 (140% of VWAP on the day preceding the Closing Date).

         "PRINCIPAL MARKET" shall mean the Approved Market or such other market or exchange on which the Common Stock is then principally traded.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "TRADING DAY" shall mean a day on which there is trading on the Principal Market.

                  2. TITLE OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record holder hereof from time to time. The Company may deem and treat the registered holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the holder, and for all other purposes, and the Company shall not be affected by notice to the contrary except as provided herein.

                  Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, provided that the amount assigned shall be for the right to purchase at least 10,000 Warrant Shares, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The term "HOLDER" shall refer to the Holder or any subsequent transferee of this Warrant. If this Warrant is duly assigned in accordance with the terms hereof, then the Company agrees, upon the request of the assignee, to amend or supplement promptly any effective registration statement covering the Warrant Shares so that the such assignee is added as a selling stockholder thereunder, subject to such assignee providing the information required for such amendment or supplement and provided that no unreasonable change may be required to the description of the intended methods of distribution as set forth in the Registration Statement by virtue of such transfer.

                  3. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

                  4. EXERCISE OF WARRANT.

                           (a) EXERCISE PROCEDURE. Exercise of the purchase
rights represented by this Warrant may be made at any time and from time to time, in whole or in part, on or after the Commencement Date but before 5:00 p.m. Eastern Time on the Expiration Date, by (i) delivering the Notice of Exercise annexed hereto duly completed and executed (which may be by facsimile) to the Company at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the full Exercise Price of the shares thereby purchased, whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Subject to subsection (b) below, payment of the Exercise Price of the shares shall be by certified check or cashier's check or by wire transfer (of same day funds) to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

                           (b) CASHLESS EXERCISE. Alternatively, and only in the
event there is no effective registration statement covering the resale of the Warrant Shares, the Holder may exercise this Warrant, in whole or in part in a "cashless" or "net-issue" exercise by delivering to the offices of the Company or any transfer agent for the Common Stock a Notice of Exercise specifying the number of Warrant Shares to be delivered to such Warrant holder ("DELIVERABLE SHARES") and the number of Warrant Shares with respect to which this Warrant is being exercised ("EXERCISED SHARES"). The number of Deliverable Shares shall be calculated as follows:

   # of Deliverable Shares = # of Exercised Shares x Fair Market Value of Common Stock less Exercise Price
                                                     -----------------------------------------------------
                                                              Fair Market Value of Common Stock


         "FAIR MARKET VALUE" shall be deemed to be the last reported sale price of Common Stock on the Trading Day immediately prior to exercise, or, if not reported, the fair market value of such Common Stock as reasonably determined by the Company and such Holder.

                           (c) ISSUANCE OF WARRANT SHARES AND UNEXERCISED
WARRANTS. In the event that this Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, at its expense, shall within five (5) Trading Days, issue and deliver to or upon the order of the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, reflecting such adjusted number of Warrant Shares.

         All exercises of this Warrant will be deemed to occur as of the date of receipt by the Company of a validly executed Notice of Exercise (or such later date as may be indicated on such Notice of Exercise) (such date being referred to herein as the "EXERCISE DATE"), and certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder hereof within five (5) Trading Days after the Exercise Date; provided, that if prior to such date the Company has not received the Warrant or an affidavit of lost Warrant, then such delivery may be extended until one Trading Day after receipt of such Warrant or affidavit by the Company. The Holder may withdraw its Notice of Exercise under
Section 4(a) or 4(b) at any time thereafter, in whole or in part, if the Company fails to timely deliver the applicable certificates to the Holder as provided in this Warrant.

         In lieu of delivering physical certificates representing the Warrant Shares issuable upon conversion of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Company shall use its commercially reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon exercise to the holder, by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The Company agrees to coordinate with DTC to accomplish this objective.

                  5. NO FRACTIONAL SHARES OR SCRIP. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. Any fractional share or scrip shall be rounded up to the nearest whole number.

                  6. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company (other than income, franchise or similar taxes) and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and PROVIDED FURTHER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares in a name other than the name of the holder.

                  7. CLOSING OF BOOKS. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

                  8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. Subject to Sections 11 and 12 of this Warrant and the provisions of any other written agreement between the Company and the Holder, prior to the exercise of this Warrant as provided herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights. However, at the time of the exercise of this Warrant pursuant to Section 4 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

                  9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT; DENOMINATION. In the event that any holder notifies the Company that its Warrant(s) have been lost, stolen or destroyed, then replacement Warrant(s) identical in all respects to the original Warrant(s) (except for any registration number and any adjustments to Exercise Price or the number of Warrant Shares issuable hereunder pursuant hereto, if different than that shown on the original Warrant(s)) shall be delivered to the holder by the Company within five (5) Trading Days, provided that such holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Warrants. This Warrant is exchangeable for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same. No service charge will be made for such registration, replacement, transfer or exchange.

                  10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

                  11. EFFECT OF CERTAIN EVENTS. If at any time while this Warrant or any portion hereof is outstanding and unexpired there shall be a Change in Control Transaction, then the Holder shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such Change in Control Transaction, the kind and amount of consideration including cash, stock, other securities, assets or any other property, which it would have owned or have been entitled to receive upon or after the happening of such transaction had this Warrant been exercised immediately prior thereto, subject to further adjustment as provided in Section 12. The Company shall not consummate a Change in Control Transaction unless the entity resulting from such transaction (if not the Company), or such transferee entity, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

                  12. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT
SHARES.

                      (a) STOCK DIVIDENDS, SPLITS, COMBINATIONS AND RECLASSIFICATIONS. If, to the extent not covered by Section 11 above, the Company or any Subsidiary, at any time while this Warrant or any portion thereof is issued, outstanding and unexpired: (A) shall declare or pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including securities convertible into or exchangeable or exercisable for such equity securities) in shares of Common Stock; (B) subdivide outstanding Common Stock into a larger number of shares; (C) combine outstanding Common Stock into a smaller number of shares; or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including without limitation in connection with any merger or consolidation), then the Exercise Price hereunder shall be adjusted by multiplying the Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section 12(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                      (b) DISTRIBUTIONS. If the Company or any Subsidiary, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries, then the Exercise Price in effect at the opening of business on the day following the date fixed for the determination of holders of Common Stock entitled to receive such distribution shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the Fair Market Price (as defined below) per share of the Common Stock less the then fair market value as reasonably determined by the Board of Directors of the portion of the evidences of indebtedness or assets or rights or warrants so distributed (and for which an adjustment to the Exercise Price has not previously been made pursuant to the terms of this Section 12) applicable to one share of Common Stock, and the denominator of which shall be such Fair Market Price per share of the Common Stock. Such adjustment shall become effective immediately after the opening of business on the day following the date fixed for the determination of holders of Common Stock entitled to receive such distribution. "FAIR MARKET PRICE" shall mean the closing market price per share of Common Stock on the Principal Market on the Trading Day next preceding such fixed determination date or such other date on which the Fair Market Price is being determined. The Company shall deliver to each holder of Warrants a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. In the event that the Exercise Price shall change by more than 5%, the holders of Warrants shall have the right to have the fair market value determined by an independent nationally reputable investment banker mutually selected by the Company and the Holder, at the Company's expense.

                      (c) COMMON STOCK ISSUANCES. In the event that the Company or any Subsidiary issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock (other than the Shares issued under the Purchase

Agreement), or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock (other than shares or options issued or which may be issued pursuant to (i) the Company's employee or director option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of this Warrant and listed in the Company's SEC filings); (ii) the Company's employee stock purchase plan; (iii) the Company's Series E 6% Cumulative Convertible Preferred Stock; and (iv) the Company's equity line with The Gleneagles Fund Company (counting Convertible Securities as if such securities were converted, exercised or exchanged) based on the Fair Market Price at the time of issuance of such securities) at an effective purchase price per share which is less than the Exercise Price, then in each such case, the Exercise Price in effect immediately prior to such issue or sale or record date, as applicable, shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Exercise Price, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

         For the purposes of the foregoing adjustment, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("CONVERTIBLE SECURITIES"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities. With respect to Convertible Securities, the effective purchase price per share shall be equal to the lowest price at which shares of Common Stock may be issued on conversion, exercise or exchange of the Convertible Securities at the time the adjustment is being calculated. If such lowest price may change after issuance of the Convertible Securities (for example, by reason of adjustments or resets resulting from changes in the market price for the Common Stock, or for any other reason) then this adjustment shall be recomputed to reflect such new "lowest price."

                  (d) REORGANIZATION, MERGER OR GOING PRIVATE. In case of any reorganization or any reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into any other corporation or corporations or a sale or transfer of all or substantially all of the assets of the Company to any other person or a "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act, in each case other than a Change in Control Transaction, then, as part of such reorganization, consolidation, merger, or transfer if the holders of shares of Common Stock receive any publicly traded securities as part or all of the consideration for such reorganization, consolidation, merger or sale, then it shall be a condition precedent of any such event or transaction that provision shall be made in a manner reasonably satisfactory to the Holder such that this Warrant shall thereafter be exercisable for such new securities at and exercise price and pricing formula which places the Holder in an economically equivalent position as it would have been if not for such event. In addition to the foregoing, if the holders of shares of Common Stock receive any non-publicly traded securities or other property or cash as part or all of the consideration for such reorganization, consolidation, merger or sale, in each case other than a Change in Control Transaction, then such distribution shall be treated to the extent thereof as a distribution under
Section 12(b) above and such Section shall also apply to such distribution.

                  (e) INVERSE PROPORTIONAL ADJUSTMENTS TO EXERCISE PRICE AND WARRANT SHARES. In the event of any adjustment in the number of Warrant Shares issuable hereunder upon exercise, the Exercise Price shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price, the number of Warrant Shares issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same.

              13. NOTICES. If:


                           (i) the Company shall declare a dividend (or any
                  other distribution) on its Common Stock; or

                           (ii) the Company shall declare a cash dividend on or
                  a redemption of its Common Stock; or

                           (iii) the Company shall authorize the granting to all
                  holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                           (iv) the approval of any stockholders of the Company
                  shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                           (v) the Company shall authorize the voluntary
                  dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined and/or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

              14. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at its option, at any time during the term of this Warrant, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

              15. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

              16. AUTHORIZED SHARES. The Company covenants that during the period this Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market or any other domestic securities exchange or market upon which the Common Stock may be listed.

              17. EXERCISE LIMITATION.

                  (a) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder at any time upon exercise pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder at such time (other than by virtue of the ownership of securities or rights to acquire securities (including the Warrant and Preferred Shares) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the Holder's "affiliates" (as defined in Rule 144 of the Securities Act) ("AGGREGATION PARTIES") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Exchange Act, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the "RESTRICTED OWNERSHIP PERCENTAGE"). The Holder shall have the right (x) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company and (y) (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a Change in Control Transaction.

                  (b) The Holder covenants at all times on each day (each such day being referred to as a "COVENANT DAY") as follows: During the balance of such Covenant Day and the succeeding sixty-one (61) days (the balance of such Covenant Day and the succeeding 61 days being referred to as the "COVENANT PERIOD") such Holder will not acquire shares of Common Stock pursuant to any right (including exercise of Warrants) existing at the commencement of the Covenant Period to the extent the number of shares so acquired by such Holder and its Aggregation Parties (ignoring all dispositions) would exceed:

                           (i) the Restricted Ownership Percentage of the total
                  number of shares of Common Stock outstanding at the commencement of the Covenant Period, MINUS


                           (ii) the number of shares of Common Stock actually
                  owned by such Holder and its Aggregation Parties at the commencement of the Covenant Period.

                  A new and independent covenant will be deemed to be given by the Holder as of each moment of each Covenant Day. No covenant will terminate, diminish or modify any other covenant. The Holder agrees to comply with each such covenant. This Section 17 controls in the case of any conflict with any other provision of the Purchase Agreement or any agreement entered into in connection therewith.

                  The limitations contained in paragraphs (a) and (b) above of this Section 17 maybe enforced by the Company as follows: the Company's obligation to issue Common Stock which would exceed the limits referred to in paragraphs (a) and (b) of this Section 17 shall be suspended to the extent necessary until such time, if any, as shares of Common Stock may be issued in compliance with such restrictions.

                  (c) The issuance of shares of Common Stock hereunder is subject to the provisions of Section 3.12 of the Purchase Agreement.

              18. MISCELLANEOUS.

                  (a) ISSUE DATE; CHOICE OF LAW; VENUE; JURISDICTION; NO JURY TRIAL. THE PROVISIONS OF THIS WARRANT SHALL BE CONSTRUED AND SHALL BE GIVEN EFFECT IN ALL RESPECTS AS IF IT HAD BEEN ISSUED AND DELIVERED BY THE COMPANY ON THE DATE HEREOF. THIS WARRANT SHALL BE BINDING UPON ANY SUCCESSORS OR ASSIGNS OF THE COMPANY. THIS WARRANT WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT FOR MATTERS ARISING UNDER THE SECURITIES ACT, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS WARRANT AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION BASED ON FORUM NON

         CONVENIENS, TO THE BRINGING OF ANY SUCH PROCEEDING IN EITHER OF SUCH JURISDICTIONS. EACH PARTY HEREBY AGREES THAT IF THE OTHER PARTY TO THIS WARRANT OBTAINS A JUDGMENT AGAINST IT IN SUCH A PROCEEDING, THE PARTY WHICH OBTAINED SUCH JUDGMENT MAY ENFORCE SAME BY SUMMARY JUDGMENT IN THE COURTS OF ANY COUNTRY HAVING JURISDICTION OVER THE PARTY AGAINST WHOM SUCH JUDGMENT WAS OBTAINED, AND EACH PARTY HEREBY WAIVES ANY DEFENSES AVAILABLE TO IT UNDER LOCAL LAW AND AGREES TO THE ENFORCEMENT OF SUCH A JUDGMENT. EACH PARTY TO THIS WARRANT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS IN ACCORDANCE WITH SECTION 19(C). NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY WAIVES ITS RIGHT TO A TRIAL BY JURY.

                  (b) MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only with the written approval of the holder hereof. Any amendment effected in accordance with this paragraph shall be binding upon the Holder, each future holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (c) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder or future holders hereof or the Company shall be personally delivered or facsimiled or shall be sent by reputable overnight courier or certified or registered mail, postage prepaid, to the Holder or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Purchase Agreement. All notices under this Warrant shall be deemed to have been given (i) in the case of personal delivery or facsimile, on the date of such delivery, (ii) in the case of mailing, on the fifth business day following the date of such mailing, and (iii) in the case of overnight courier, upon receipt. A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 18(c).

                  (d) SEVERABILITY. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (e) NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant holder against impairment. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) shall take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

                  (f) SPECIFIC PERFORMANCE. The Company acknowledges and agrees that irreparable damage would occur in the event that the Company failed to perform any of the provisions of this Warrant in accordance with its specific terms. It is accordingly agreed that the Holder shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the Holder may be entitled by law or equity.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  March 20, 2001

                                            OPEN MARKET, INC.

                                            By: /s/ Edward Durkin
                                               ------------------------
                                            Name: Edward Durkin
                                            Title: Chief Financial Officer



ATTEST:


Sign: /s/ Annemarie Sadowski
     --------------------------
Print Name: Annemarie Sadowski

                               NOTICE OF EXERCISE
               (To be executed by the Holder to exercise the right
         to purchase shares of Common Stock under the foregoing Warrant)

To:      OPEN MARKET, INC.

RE: COMMON STOCK PURCHASE WARRANT issued on March ___, 2001 to __________________ to purchase shares of Common Stock (the "Warrant")

(1)      CHECK ONE:

_____ (a) The undersigned hereby elects to purchase ________ shares of Common Stock of OPEN MARKET, INC. pursuant to Section 4(a) of the Warrant, and will tender payment of the purchase price in full, together with all applicable transfer taxes payable pursuant to the Warrant, if any. OR


_____ (b) The undersigned hereby exercises the Warrant with respect ________ shares of Common Stock of OPEN MARKET, INC. on a cashless, "net basis" pursuant to Section 4(b) of the Warrant, and hereby instructs the Company to deliver _______ shares of Common Stock to the holder of the Warrant based on a Fair Market Value of $____.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           Name
                           --------------------------------
                           Address
                           --------------------------------

(3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           Name
                           --------------------------------
                           Address
                           --------------------------------

(4) The undersigned represents as of the date hereof that, after giving effect to the exercise of this Warrant pursuant to this Notice of Exercise, the undersigned will remain in compliance with Section 17(b) of the Warrant and not exceed the "Restricted Ownership Percentage" contained in Section 17(a) of the Warrant.



Dated:_____________________                 Print Name of Holder:

                                            ____________________________________
                                            (Sign) By:__________________________
                                            Print Name:
                                            Print Title:

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                 this form and supply the required information.
                 Do not use this form to exercise the Warrant.)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of OPEN MARKET, INC. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of OPEN MARKET, INC. with full power of substitution in the premises.


Dated:

-------------------


                              -------------------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              --------------------------------------------------
                              Address of Transferee

                              --------------------------------------------------

                              --------------------------------------------------



In the presence of:


------------------------